Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating expenses
General and administrative	$ 6,070,517	$ 6,584,868
Research and development	3,307,987	2,672,836
Total operating expenses	9,378,504	9,257,704
Other (income) and expenses
Forgiveness of accounts payable		(416,000)
Warrant liability (income) expense		(77,237)
Unrealized loss (gain)	2,683	(1,307)
Realized and accrued interest income	(694,614)	(95,745)
Interest and financing expense		714,081
Total other (income) expense	(691,931)	123,792
Net loss	(8,686,573)	(9,381,496)
Deemed dividend on warrant modification		(65,266)
Net loss attributable to shareholders	$ (8,686,573)	$ (9,446,762)
ADS
Loss per ADS
Basic	$ (9.64)	$ (46.81)
Fully-diluted	$ (9.64)	$ (46.81)
Weighted average number of ADS's outstanding
Basic	900,919	201,826
Fully-diluted	900,919	201,826